UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2006



                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

              Delaware                               62-1040440
     (State or other jurisdiction                  (IRS employer
          of incorporation)                      identification No.)
                                    000-21788
                            (Commission file number)

         One Cotton Row, Scott, Mississippi              38772
      (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 1.01.      Entry into a Material Definitive Agreement.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company ("D&PL", or the "Company") dated August 15, 2006 announcing an agreement entered into on that date.

On August 15, 2006, the Company issued a press release announcing the execution of a definitive merger agreement whereby Monsanto will acquire D&PL for $1.5 billion in cash. The text of the press release, which is attached hereto as
Exhibit 99.1, is incorporated herein by reference.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a communication from the Chief Executive Officer of D&PL to the employees of the Company related to the merger agreement.

Attached and incorporated herein by reference as Exhibit 99.3 is the transcript from a conference call conducted by D&PL management on August 15, 2006
(as announced in the attached press release) related to the merger agreement.

In connection with Monsanto Company's ("Monsanto") proposed acquisition of Delta and Pine Land Company ("D&PL") pursuant to the terms of an Agreement and Plan of Merger by and among D&PL, Monsanto, and a wholly-owned subsidiary of Monsanto, D&PL will file a proxy statement with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the proxy statement (including all amendments and supplements to it) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about D&PL, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from D&PL's Investor Relations web site (www.deltaandpine.com) or by directing a request to D&PL at: Delta and Pine Land Company, Corporate Offices, P.O. Box 157, Scott, MS 38772.

D&PL and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from D&PL's stockholders in respect of the proposed transaction.

Information regarding D&PL's directors and executive officers is available in D&PL's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on November 29, 2005. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

This written communication contains forward-looking statements that involve risks and uncertainties concerning Monsanto's proposed acquisition of D&PL, D&PL's expected financial performance, as well as D&PL's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of D&PL to the transaction and general economic conditions. In addition, please refer to the documents that D&PL files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by D&PL identifies and addresses other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. D&PL is under no duty to update any of the forward-looking statements after the date of this press release to conform to actual results.



Item 9.01.      Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.              Description
-----------              -----------
99.1                     Press Release dated August 15, 2006.
99.2                     CEO Communication to Employees dated August 15, 2006.
99.3                     Transcript of conference call held on August 15, 2006.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     August 15, 2006      /s/ Kenneth M. Avery
                               --------------------
                               Kenneth M. Avery,
                               Vice President - Finance, Treasurer and Assistant
                               Secretary